Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements

12. FAIR VALUE MEASUREMENTS
The following describes the methods we use to estimate the fair value of our financial and nonfinancial assets and liabilities:
Cash and Cash Equivalents, Restricted Cash, Accounts Receivable, and Accounts Payable—We consider the carrying values of these financial instruments to approximate fair value because of the short period of time between origination of the instruments and their expected realization.
Real Estate Investments—The purchase prices of the investment properties, including related lease intangible assets and liabilities, were allocated at estimated fair value based on Level 3 inputs, such as discount rates, capitalization rates, comparable sales, replacement costs, income and expense growth rates, and current market rents and allowances as determined by management.
Debt Obligations—We estimate the fair value of our debt by discounting the future cash flows of each instrument at rates currently offered for similar debt instruments of comparable maturities by our lenders using Level 3 inputs. The discount rates used approximate current lending rates for loans or groups of loans with similar maturities and credit quality, assuming the debt is outstanding through maturity and considering the debt’s collateral (if applicable). We have utilized market information, as available, or present value techniques to estimate the amounts required to be disclosed.
The following is a summary of borrowings as of March 31, 2021 and December 31, 2020 (in thousands):

	March 31, 2021		December 31, 2020
	Recorded Principal Balance(1)	Fair Value	Recorded Principal Balance(1)	Fair Value
Term loans	$1,611,119	$1,621,987	$1,610,204	$1,621,902
Secured portfolio loan facilities	391,251	391,391	391,131	404,715
Mortgages(2)	274,602	282,497	291,270	303,647
Total	$2,276,972	$2,295,875	$2,292,605	$2,330,264
(1)Recorded principal balances include net deferred financing expenses of $12.6 million and $13.5 million as of March 31, 2021 and December 31, 2020, respectively. Recorded principal balances also include assumed market debt adjustments of $1.6 million and $1.5 million as of March 31, 2021 and December 31, 2020, respectively. We have recorded deferred financing expenses related to our revolving credit facility, which are not included in these balances, in Other Assets, Net on our consolidated balance sheets.
(2)Our finance lease liability is included in the mortgages line item, as presented.
Recurring and Nonrecurring Fair Value Measurements—Our earn-out liability and interest rate swaps are measured and recognized at fair value on a recurring basis, while certain real estate assets and liabilities are measured and recognized at fair value as needed. Fair value measurements that occurred as of and during the three months ended March 31, 2021 and the year ended December 31, 2020, were as follows (in thousands):

	March 31, 2021			December 31, 2020
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Recurring
Derivative liabilities(1)	$—	$(42,970)	$—	$—	$(54,759)	$—
Earn-out liability	—	—	(38,000)	—	—	(22,000)
Nonrecurring
Impaired real estate assets, net(2)	—	7,150	—	—	19,350	—
Impaired corporate ROU asset, net	—	—	—	—	537	—
(1)We record derivative liabilities in Derivative Liabilities on our consolidated balance sheets.
(2)The carrying value of impaired real estate assets may have subsequently increased or decreased after the measurement date due to capital improvements, depreciation, or sale.
Derivative Instruments—As of March 31, 2021 and December 31, 2020, we had interest rate swaps that fixed LIBOR on portions of our unsecured term loan facilities.
All interest rate swap agreements are measured at fair value on a recurring basis. The valuation of these instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.
To comply with the provisions of ASC Topic 820, Fair Value Measurement, we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.
Although we determined that the significant inputs used to value our derivatives fell within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our counterparties and our own credit risk utilize Level 3 inputs, such as estimates of current credit spreads, to evaluate the likelihood of default by us and our counterparties. However, as of March 31, 2021 and December 31, 2020, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.
Earn-out—As part of our acquisition of Phillips Edison Limited Partnership (“PELP”) in 2017, an earn-out structure was established which gave PELP the opportunity to earn additional OP units based upon the potential achievement of certain performance targets subsequent to the acquisition. After the expiration of certain provisions in 2019, PELP is now eligible to earn up to five million OP units based on the timing and valuation of a liquidity event for PECO. The liquidity event can occur no later than December 31, 2021 for the maximum shares to be awarded, but can occur as late as December 31, 2023.
We estimate the fair value of this liability on a quarterly basis using the Monte Carlo method. This method requires us to make assumptions about future dividend yields, volatility, and timing and pricing of liquidity events, which are unobservable and are considered Level 3 inputs in the fair value hierarchy. A change in these inputs to a different amount might result in a significantly higher or lower fair value measurement at the reporting date. In calculating the fair value of this liability as of March 31, 2021, we have determined that the most likely range of potential outcomes includes a possibility of one million additional OP units issued as well as up to a maximum of five million units being issued.
We recorded expense of $16.0 million and income of $10.0 million, respectively, for the three months ended March 31, 2021 and March 31, 2020 related to changes in the fair value of the earn-out liability. The increase in the fair value of the liability during the three months ended March 31, 2021 was attributable to an increase in the EVPS of our common stock (as compared with a decrease in EVPS in the comparable prior year period), as described in Note 9, as well as improved market conditions in the first quarter of 2021. The change in fair value for both periods has been recognized in Other (Expense) Income, Net in the consolidated statements of operations.
Real Estate Asset Impairment—Our real estate assets are measured and recognized at fair value, less costs to sell for held-for-sale properties, on a nonrecurring basis dependent upon when we determine an impairment has occurred. During the three months ended March 31, 2021, we impaired an asset that was under contract at a disposition price that was less than carrying value, or that had other operational impairment indicators. The valuation technique used for the fair value of all impaired real estate assets was the expected net sales proceeds, which we consider to be a Level 2 input in the fair value hierarchy. There were no impairment charges recorded during the three months ended March 31, 2020.
On a quarterly basis, we employ a multi-step approach to assess our real estate assets for possible impairment and record any impairment charges identified. The first step is the identification of potential triggering events, such as significant decreases in occupancy or the presence of large dark or vacant spaces. If we observe any of these indicators for a shopping center, we then perform an additional screen test consisting of a years-to-recover analysis to determine if we will recover the net carrying value of the property over its remaining economic life based upon net operating income (“NOI”) as forecasted for the current year. In the event that the results of this first step indicate a triggering event for a center, we proceed to the second step, utilizing an undiscounted cash flow model for the center to identify potential impairment. If the undiscounted cash flows are less than the net book value of the center as of the balance sheet date, we proceed to the third step. In performing the third step, we utilize market data such as capitalization rates and sales price per square foot on comparable recent real estate transactions to estimate fair value of the real estate assets. We also utilize expected net sales proceeds to estimate the fair value of any centers that are actively being marketed for sale. If the estimated fair value of the property is less than the recorded net book value at the balance sheet date, we record an impairment charge.
In addition to these procedures, we also review undeveloped or unimproved land parcels that we own for evidence of impairment and record any impairment charges as necessary. Primary impairment triggers for these land parcels are changes to our plans or intentions with regards to such properties, or planned dispositions at prices that are less than the current carrying values.
Our quarterly impairment procedures have not been altered by the COVID-19 pandemic, as we believe key impairment indicators such as temporary store closings and large dark or vacant spaces will continue to be identified in our review. We have utilized forecasts that incorporate estimated decreases in NOI and cash flows as a result of the COVID-19 pandemic in performing our review procedures for the three months ended March 31, 2021 and 2020. However, it is possible that we could experience unanticipated changes in assumptions that are employed in our impairment review which could impact our cash flows and fair value conclusions. Such unanticipated changes relative to our expectations may include but are not limited to: increases or decreases in the duration or permanence of tenant closures, increases or decreases in collectibility reserves and write-offs, additional capital required to fill vacancies, extended lease-up periods, future closings of large tenants, changes in macroeconomic assumptions such as rate of inflation and capitalization rates, and changes to the estimated timing of disposition of the properties under review.
We recorded the following expense upon impairment of real estate assets (in thousands):

	Three Months Ended March 31,
	2021	2020
Impairment of real estate assets	$5,000	$—

17. FAIR VALUE MEASUREMENTS
The following describes the methods we use to estimate the fair value of our financial and nonfinancial assets and liabilities:
Cash and Cash Equivalents, Restricted Cash, Accounts Receivable, and Accounts Payable—We consider the carrying values of these financial instruments to approximate fair value because of the short period of time between origination of the instruments and their expected realization.
Real Estate Investments—The purchase prices of the investment properties, including related lease intangible assets and liabilities, were allocated at estimated fair value based on Level 3 inputs, such as discount rates, capitalization rates, comparable sales, replacement costs, income and expense growth rates, and current market rents and allowances as determined by management.
Debt Obligations—We estimate the fair value of our debt by discounting the future cash flows of each instrument at rates currently offered for similar debt instruments of comparable maturities by our lenders using Level 3 inputs. The discount rates used approximate current lending rates for loans or groups of loans with similar maturities and credit quality, assuming the debt is outstanding through maturity and considering the debt’s collateral (if applicable). We have utilized market information, as available, or present value techniques to estimate the amounts required to be disclosed.
The following is a summary of borrowings as of December 31, 2020 and 2019 (in thousands):

	2020		2019
	Recorded Principal Balance(1)	Fair Value	Recorded Principal Balance(1)	Fair Value
Term loans	1,610,204	1,621,902	1,636,470	1,656,765
Secured portfolio loan facilities	391,131	404,715	390,780	399,054
Mortgages(2)	291,270	303,647	326,849	337,614
Total	$2,292,605	$2,330,264	$2,354,099	$2,393,433
(1)Recorded principal balances include net deferred financing expenses of $13.5 million and $17.2 million as of December 31, 2020 and 2019, respectively. Recorded principal balances also include assumed market debt adjustments of $1.5 million and $1.2 million as of December 31, 2020 and 2019, respectively. We have recorded deferred financing expenses related to our revolving credit facility, which are not included in these balances, in Other Assets, Net on our consolidated balance sheets.
(2)Our finance lease liability is included in the mortgages line item, as presented.
Recurring and Nonrecurring Fair Value Measurements—Our earn-out liability and interest rate swaps are measured and recognized at fair value on a recurring basis, while certain real estate assets and liabilities are measured and recognized at fair value as needed. Fair value measurements that occurred as of and during the years ended December 31, 2020 and 2019 were as follows (in thousands):

	2020			2019
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Recurring
Derivative assets(1)	$—	$—	$—	$—	$2,728	$—
Derivative liability(1)	—	(54,759)	—	—	(20,974)	—
Earn-out liability	—	—	(22,000)	—	—	(32,000)
Nonrecurring
Impaired real estate assets, net(2)	—	19,350	—	—	280,593	—
Impaired corporate intangible asset, net(3)	—	—	—	—	—	4,401
Impaired corporate ROU asset, net	—	537	—	—	—	—
(1)We record derivative assets in Other Assets, Net and derivative liabilities in Derivative Liability on our consolidated balance sheets.
(2)The carrying value of impaired real estate assets may have subsequently increased or decreased after the measurement date due to capital improvements, depreciation, or sale.
(3)The carrying value of our impaired in-place management contracts subsequently decreased after the measurement date, attributable to regular amortization as well as derecognition as part of the merger with REIT III.
Derivative Instruments—As of December 31, 2020 and 2019, we had interest rate swaps that fixed LIBOR on portions of our unsecured term loan facilities.
All interest rate swap agreements are measured at fair value on a recurring basis. The valuation of these instruments is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair values of interest rate swaps are determined using the market standard methodology of netting the discounted future fixed cash receipts (or payments) and the discounted expected variable cash payments (or receipts). The variable cash payments (or receipts) are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves.
To comply with the provisions of ASC Topic 820, Fair Value Measurement, we incorporate credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements. In adjusting the fair value of our derivative contracts for the effect of nonperformance risk, we have considered the impact of netting and any applicable credit enhancements, such as collateral postings, thresholds, mutual puts, and guarantees.
Although we determined that the significant inputs used to value our derivatives fell within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with our counterparties and our own credit risk utilize Level 3 inputs, such as estimates of current credit spreads, to evaluate the likelihood of default by us and our counterparties. However, as of December 31, 2020 and 2019, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our derivative positions and have determined that the credit valuation adjustments are not significant to the overall valuation of our derivatives. As a result, we have determined that our derivative valuations in their entirety are classified in Level 2 of the fair value hierarchy.
Earn-out—As part of our acquisition of PELP in 2017, an earn-out structure was established which gave PELP the opportunity to earn additional OP units based upon the potential achievement of certain performance targets subsequent to the acquisition. After the expiration of certain provisions in 2019, PELP is now eligible to earn between three million and five million OP units based on the timing and valuation of a liquidity event for PECO. The liquidity event can occur no later than December 31, 2021 for the maximum shares to be awarded, but can occur as late as December 31, 2023.
We estimate the fair value of this liability on a quarterly basis using the Monte Carlo method. This method requires us to make assumptions about future dividend yields, volatility, and timing and pricing of liquidity events, which are unobservable and are considered Level 3 inputs in the fair value hierarchy. A change in these inputs to a different amount might result in a significantly higher or lower fair value measurement at the reporting date. In calculating the fair value of this liability as of December 31, 2020, we have determined that the most likely range of potential outcomes includes a possibility of no additional OP units issued as well as up to a maximum of five million units being issued.
We recognized income of $10.0 million and $7.5 million related to changes in the fair value of the earn-out liability for the years ended December 31, 2020 and 2019, respectively. These changes in fair value have been and will continue to be recognized in Other Income (Expense), Net in the consolidated statements of operations.
Real Estate Asset Impairment—Our real estate assets are measured and recognized at fair value on a nonrecurring basis dependent upon when we determine an impairment has occurred. During the years ended December 31, 2020, 2019, and 2018, we impaired assets that were under contract or actively marketed for sale at a disposition price that was less than carrying value, or that had other operational impairment indicators. The valuation technique used for the fair value of all impaired real estate assets was the expected net sales proceeds, which we consider to be a Level 2 input in the fair value hierarchy.
We recorded the following expense upon impairment of real estate assets for the years ended December 31, 2020, 2019, and 2018 (in thousands):

	2020	2019	2018
Impairment of real estate assets	$2,423	$87,393	$40,782
Corporate Intangible Asset Impairment—In connection with our acquisition of PELP, we acquired a corporate intangible asset consisting of in-place management contracts. We evaluate our corporate intangible asset for impairment when a triggering event occurs, or circumstances change, that indicate the carrying value may not be recoverable.
In June 2019, the suspension of the REIT III public offering constituted a triggering event for further review of the corporate intangible asset’s fair value compared to its carrying value. We estimated the fair value of the corporate intangible asset using a discounted cash flow model which leveraged certain Level 3 inputs. The evaluation of corporate intangible assets for potential impairment required management to exercise significant judgment and to make certain assumptions. The assumptions utilized in the evaluation included projected future cash flows and a discount rate of 19%. Based on this analysis, we concluded the carrying value exceeded the estimated fair value of the corporate intangible asset, and an impairment charge of $7.8 million was recorded in Other Income (Expense), Net on the consolidated statements of operations in the second quarter of 2019.